Exhibit o(1)

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 23rd day of February, 2006.

/s/ Ronald J. Abdow
Ronald J. Abdow

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 23rd day of February, 2006.

/s/ Nabil N. El-Hage
Nabil N. El-Hage

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 23rd day of February, 2006.

/s/ Maria D. Furman
Maria D. Furman

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 23rd day of February, 2006.

/s/ C. Ann Merrifield
C. Ann Merrifield

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 23rd day of February, 2006.

/s/ Corine T. Norgaard
Corine T. Norgaard